Exhibit 10.3

HECLA MINING COMPANY 2010 STOCK INCENTIVE PLAN

(amended as of February 21, 2014)

Section 1.     Purpose; Definitions

The purpose of the Plan is to give the Corporation the ability to attract, retain and motivate members of the Board of Directors, officers, employees and certain independent consultants, and to provide the Corporation, its subsidiaries and any member of a controlled group of corporations, as determined in accordance with Section 1563(a)(1), (2) and (3) of the Internal Revenue Code with respect to which the Corporation is a member, with the ability to provide incentives more directly linked to the returns to shareholders.

For purposes of the Plan, the following terms are defined as set forth below:

(a)     “Affiliate” means a corporation or other entity that is: (i) a member of a controlled group of corporations or entities as determined in accordance with Section 1563(a)(1), (2) and (3) of the Internal Revenue Code with respect to which the Corporation is a member, and (ii) designated by the Committee from time to time as such.

(b)     “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Units, or Stock Award.

(c)     “Award Cycle” means a fiscal year or a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

(d)     “Board” means the Board of Directors of the Corporation.

(e)     “Cause” means: (i) conviction of the optionee for committing a felony under federal law or the law of the state in which such action occurred; (ii) dishonesty in the course of fulfilling the optionee’s employment duties; or (iii) willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether “Cause” exists, and its determination shall be final and binding on all interested parties.

(f)     “Change-in-Control” and “Change-in-Control Price” have the meanings set forth in subsections (b) and (c) of Section 11, respectively.

(g)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h)     “Commission” means the Securities and Exchange Commission or any successor agency.

(i)     “Committee” means the Compensation Committee of the Board of Directors of the Corporation or such other committee referred to in Section 2.

(j)     “Common Stock” means common stock, par value $0.25 per share, of the Corporation.

(k)     “Corporation” means Hecla Mining Company, a Delaware corporation.

(l)     “Covered Employee” means a participant designated prior to the grant of shares of an Award by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Award is expected to be taxable to such participant.

(m)     “Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(n)     “Disinterested Person” means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

(o)     “Early Retirement” means retirement from active employment with the Corporation, a subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q)     “Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows: (a) if the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market); (ii) national market system; or (iii) automated quotation system on which the shares of Common Stock are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee reasonably and in good faith.

(r)     “Incentive Stock Option” means any Stock Option designated as, and qualified as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(s)     “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t)     “Normal Retirement” means retirement from active employment by the employee with the Corporation, a subsidiary or Affiliate on or after the date on which the employee attains age 65.

(u)     “Performance Goals” mean any performance goals established by the Committee prior to the grant of Restricted Stock or Performance Units, which may include, but shall not be limited to, the attainment of specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, stockholder return (measured in terms of stock price appreciation) and/or total stockholder return (measured in terms of stock price appreciation and/or dividend growth), reserve growth, achievement of cost control, production targets at specific mines or company-wide, or such subsidiary, division or department of the Corporation for or within which the participant is primarily employed or the stock price of the Corporation and that are intended to qualify under Section 162(m)(4)(C) of the Code. Such Performance Goals also may be based upon attaining specified levels of Corporation performance under one or more of the measures established by the Committee, which may include those described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and Section 1.162-27 of the Treasury Regulations or any such successor regulations.

(v)     “Performance Units” means an award made pursuant to Section 8.

(w)     “Plan” means the Hecla Mining Company 2010 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(x)     “Restricted Stock” means an award granted under Section 7.

(y)     “Retirement” means Normal or Early Retirement.

(z)     “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(aa)     “Stock Appreciation Right” means a right granted under Section 6.

(bb)     “Stock Award” means an award granted under Section 9.

(cc)     “Stock Option” means an option granted under Section 5.

(dd)     “Termination of Employment” means the termination of the employment of a participant with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

Section 2.     Administration

Except as herein provided, the Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the “Committee”), which shall be composed of not less than two Disinterested Persons, each of whom shall be an “outside director” for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of, the Board; however, in the case of the chief executive officer, the Plan shall be administered by the independent members of the Board as provided below.

Notwithstanding anything herein apparently to the contrary, the independent members of the Board shall have full and complete authority to act under this Plan, in the same manner and with the same authority as the Committee, with respect to the administration of the Plan as to all grants of Awards pursuant to the terms of the Plan regarding the chief executive officer of the Corporation.

Except as otherwise provided above, the Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to members of the Board, officers, employees of the Corporation and its subsidiaries and Affiliates and certain independent consultants.

The Committee shall also have the authority and responsibility to make recommendations to the independent members of the Board with respect to any Awards granted under the terms of the Plan.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a)     to select the members of the Board, employees, and certain independent consultants to whom Awards may from time to time be granted;

(b)     determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Stock Awards or any combination thereof are to be granted hereunder;

(c)     determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)     determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine; provided, however, that the Committee shall have no authority to reprice existing Stock Options under the Plan without shareholder approval;

(e)     modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular award upon the satisfaction of applicable Performance Goals;

(f)     determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

(g)     determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. Except in the case of Awards granted to the chief executive officer of the Corporation which will be made by the independent members of the Board, all decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all interested parties, including the Corporation and Plan participants.

Section 3.     Common Stock Subject to Plan

The total number of shares of Common Stock reserved and available for grant under the Plan shall be 20,000,000. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its Staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 4.     Eligibility

Except as otherwise required under Section 422 of the Code, members of the Board, officers, employees, and certain independent consultants for the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth, profitability or operation of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan.

Section 5.     Stock Options

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided however, that grants hereunder are subject to the total number of shares of Common Stock reserved and available for grant pursuant to Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

Stock Options shall be evidenced by option agreements with participants, the terms and provisions of which may differ with respect to each participant. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall promptly notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)     Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant; provided, however, that if a participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or any subsidiary, the option price per share of an Incentive Stock Option granted to such participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option.

(b)     Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted; provided, however, that in the event a Stock Option would expire during a black-out period, as such period is determined under the terms of the then currently effective insider trader policy of the Corporation, the term of any such Stock Option shall automatically be extended for a period of sixty (60) days after the end of such black-out period; further provided, however, in the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or any subsidiary thereof, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the option agreement.

(c)     Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(d)     Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check, wire transfer or such other method of payment or negotiable instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and must have been owned by the optionee for more than six (6) months on the date of surrender.

If payment of the option exercise price of a Nonqualified Stock Option is made, in whole or in part, in the form of unrestricted Common Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of unrestricted Common Stock used for payment of the option exercise price shall be subject to the same restrictions or other limitations to which such unrestricted Common Stock was subject, unless otherwise determined by the Committee.

In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

No shares of Common Stock shall be issued until full payment therefore has been made. An optionee shall have all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 14(a).

(e)     Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than: (i) by will or by the laws of descent and distribution consistent with Section 422(b)(5) of the Code; or (ii) in the case of a Nonqualified Stock Option, pursuant to: (a) a qualified domestic relations order (as defined in Section 414(p) of the Code and Section 206(d) of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee’s children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. If an Incentive Stock Option is transferred pursuant to a domestic relations order, the Stock Option does not qualify as an Incentive Stock Option as of the day of such transfer. All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms “holder” and “optionee” include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

(f)     Termination by Death. Unless otherwise determined by the Committee, if an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)     Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(h)     Other Termination. Unless otherwise determined by the Committee: (i) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (ii) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option’s term; provided however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee’s employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of five years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(i)     Termination at or after a Change-in-Control. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change-in-Control (as defined Section 11(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of: (i) six months and one day from the date of such Termination of Employment, and (ii) the balance of such Stock Option’s term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(j)     Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price multiplied by the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

Cash-outs pursuant to this Section 5(j) relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the “window period” provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Nonqualified Stock Options held by such optionees, the Committee shall use Fair Market Value.

(k)     Change-in-Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change-in-Control (the “Exercise Period”), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change-in-Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the “Spread”) multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised; provided however, that if the Change-in-Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change-in-Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effective on the day which is six months and one day after the date of grant of such Option, equal to the excess of the Fair Market Value of the Common Stock over the option price multiplied by the number of shares of Common Stock granted under the Stock Option.

(l)     $100,000 Per Year First Exercisable Limitation. Stock Options are not treated as Incentive Stock Options, but are instead treated as Nonqualified Stock Options, to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000.

Section 6.     Stock Appreciation Rights

(a)     Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b)     Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i)     Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; provided however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

(ii)     Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

(1)     may require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable “window period” provisions of Rule 16b-3; and

(2)     in the case of Stock Appreciation Rights relating to Nonqualified Stock Options, may provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 “window period” shall be based on the Fair Market Value.

(iii)     Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

(iv)     Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

Section 7.     Restricted Stock

(a)     Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the members of the Board, officers, employees or independent consultants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the total number of shares of Common Stock reserved and available for grant pursuant to Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

The Committee may, prior to grant, condition vesting of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

(b)     Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hecla Mining Company 2010 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Hecla Mining Company, 6500 N. Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815-9408.”

The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)     Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i)     Subject to the provisions of the Plan (including Section 5(d)) and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant’s continued service is required (the “Restriction Period”), and until the later of: (A) the expiration of the Restriction Period, and (B) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided however, that in the case of Restricted Stock subject to Performance Goals granted to a participant who is a Covered Employee, the applicable Performance Goals have been satisfied.

(ii)     Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 14(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(iii)     Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 11(a)(ii), upon a participant’s Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(iv)     Except to the extent otherwise provided in Section 11(a)(ii), in the event that a participant retires or such participant’s employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant’s employment is terminated by reason of death or Disability) with respect to any or all of such participant’s shares of Restricted Stock.

(v)     If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(vi)     Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

Section 8.     Performance Units

(a)     Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the members of the Board, officers, employees, or independent consultants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant (subject to the total number of shares of Common Stock reserved and available for grant pursuant to Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

The Committee may condition the settlement of Performance Units upon the continued service of the participant, the attainment of Performance Goals, or both. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

(b)     Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

(i)     Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation’s performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the number of Performance Units granted to the participant which have been earned and the Committee may then elect to deliver: (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant.

(ii)     Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 11(a)(iii), upon a participant’s Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

(iii)     Except to the extent otherwise provided in Section 11(a)(iii), in the event that a participant’s employment is terminated (other than for Cause), or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant’s employment is terminated by reason of death or Disability) with respect to any or all of such participant’s Performance Units.

(iv)     A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee (the “Elective Deferral Period”) and, if applicable, compliance with Section 409A and the regulations issued under Section 409A. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

(v)     If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

(vi)     Each Award shall be confirmed by, and be subject to the terms of, a Performance Unit Agreement.

Section 9.     Stock Awards

(a)     Administration. Stock Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the members of the Board, officers, employees, or independent consultants to whom and the time or times at which Stock Awards shall be awarded, the number of Stock Awards to be awarded to a participant (subject to the total number of shares of Common Stock reserved and available for grant pursuant to Section 3), and any other terms and conditions of the Stock Award, in addition to those contained in Section 9(b).

(b)     Terms and Conditions. Stock Awards shall be subject to the following terms and conditions:

(i)     each Stock Award awarded to a participant under this Plan and awarded under the Hecla Mining Company Key Employee Deferred Compensation Plan to a participant pursuant to this Section 9 may also be subject to such other provision (whether or not applicable to a Stock Award to any other participant) as the Board determines appropriate, including without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Stock Award, provisions giving the Corporation the right to repurchase shares acquired under any Stock Award, provisions to comply with federal and state securities laws, underwritings or conditions as to the participant’s employment, section 409A of the Internal Revenue Code and the terms and conditions of the Hecla Mining Company Key Employee Deferred Compensation Plan, in addition to those specifically provided for under any other plan pursuant to which any such Stock Award may be made;

(ii)     no Stock Award shall be made more than ten years after the date of the adoption of the Plan; provided, however, that the terms and conditions applicable to any Stock Award made within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other persons as may then have an interest therein

(iii)     a Stock Award may also be granted or awarded under this Plan and considered to be authorized and unissued shares or treasury shares as provided in Section 3 of this Plan, denominated in phantom stock units, measured by the value of Common Stock and awarded under the Hecla Mining Company Key Employee Deferred Compensation Plan to a participant under that plan, and such phantom stock units shall be allocated to the account of the participant under that plan, subject to the terms and conditions of the Hecla Mining Company Key Employee Deferred Compensation Plan, which Stock Award shall be accounted for under this Plan and shall reduce the number of shares of Common Stock reserved and available for grant or an award under this Plan so that shares of Common Stock granted or awarded under this Plan can be used by the Corporation to satisfy the obligations of the Corporation under the Hecla Mining Company Key Employee Deferred Compensation Plan.

Section 10.     Change-in-Control Provisions

(a)     Impact of Event. Notwithstanding any other provision of the Plan to the contrary but subject to the provisions of subsection (k) of Section 5, in the event of a Change-in-Control:

(i)     Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change-in-Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided however, that, in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change-in-Control is determined to have occurred.

(ii)     The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(iii)     All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

(iv)     Any restrictions or limitations applicable to any Stock Award shall lapse, and such Stock Award shall become free of all restrictions and become transferable without restriction or limitation.

(b)     Definition of Change-in-Control. For purposes of the Plan, a “Change-in-Control” shall mean the happening of any of the following events:

(i)     Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the “beneficial owner” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”), or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this Section 11(b), the following acquisitions shall not constitute a “Change-in-Control”: (i) any acquisition directly from the Corporation or approved by the “Incumbent Directors” (as defined in paragraph (ii) of this subsection (b)), following which such Person owns not more than 40% of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities; (II) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; (III) any acquisition by the Corporation; (IV) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; (V) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) of this subsection (b); or

(ii)     Individuals who, as of the effective date of the Plan, constitute the Board (such Board shall hereinafter be referred to as the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided however, that any individual who becomes a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were an Incumbent Director; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)     Consummation of a reorganization, merger or consolidation (or similar corporate transaction) involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless, immediately following such Business Combination, (A) more than 60% of, respectively, the then outstanding shares of common stock and the total voting power of (I) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (II) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be, were converted pursuant to such Business Combination), and such beneficial ownership of common stock or voting power among the holders thereof is in substantially the same proportion as the beneficial ownership of Outstanding Corporation Common Stock and the voting power of such Outstanding Corporation Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the outstanding shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), unless such acquisition is pursuant to a Business Combination that is an acquisition by the Corporation or a subsidiary of the Corporation of the assets or Stock of another entity that is approved by the Incumbent Directors, following which such person owns not more than 40% of such outstanding shares and voting power, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; or

(iv)     The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(v)     Notwithstanding the foregoing, a Change-in-Control of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities as a result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation which reduces the number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities; provided, that if after such acquisition by the Corporation such person becomes the beneficial owner of additional shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities that increases the percentage of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by such person, a Change-in-Control of the Corporation shall then occur.

(c)     Change-in-Control Price. For purposes of the Plan, “Change-in-Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed, such as The NASDAQ Stock Market LLC during the 60-day period prior to and including the date of a Change-in-Control, or (ii) if the Change-in-Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided however, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change-in-Control, then the Change-in-Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change-in-Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

Section 11.     Term, Amendment and Termination

The Plan will terminate ten (10) years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or Stock Award theretofore granted or made without the optionee’s or recipient’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Stock Option or other Award theretofore granted or made prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

Section 12.     Unfunded Status of Plan

It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation under the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 13.     General Provisions

(a)     The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i)     listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii)     any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or maintaining in effect any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(iii)     obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b)     Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c)     Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

(d)     No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(e)     Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

(f)     The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid or by whom any rights of the participant, after the participant’s death, may be exercised.

(g)     In the case of a grant of an Award to any employee of a Corporation subsidiary, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

(h)     The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

Section 14.     Effective Date of Plan

The Plan shall be effective as of May 21, 2010, the date it is approved by at least a majority of the shares of Common Stock of the Corporation present, in person, or by proxy.